                                  EXHIBIT 10.13

            The Form of Disclosure Document Provided by RxAlternative

                                RxALTERNATIVE.COM

                     PURCHASER REPRESENTATIVE QUESTIONNAIRE
                   (All information will be kept confidential)

Ladies and Gentlemen:

         The information contained in this Questionnaire is being furnished to you in order for you to determine whether securities of RxAlternative.com may be issued to: ___________________________ in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "Act"), SEC Regulation D, Rule 506, and similar state laws. I understand that: (i) you will rely upon the information contained herein for purposes of such determination; (ii) the securities will not be registered under the Act or qualified under the California Act or any other state law, unless otherwise specifically stated in the Memorandum, in reliance upon the exemptions from registration and qualification provided by Section 4(2) of the Securities Act, SEC Regulation D, Rule 506, and similar state laws; and (iii) this Questionnaire is not a solicitation to buy or an offer to sell the securities to the undersigned or to the above named proposed offeree.

         I herewith furnish you the following representations and information:

         1. I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of purchasing nonpublicly offered securities. Together with the proposed offeree, we have the capacity to protect the proposed offeree's interests in connection with a transaction. I offer as evidence of this the following additional information (e.g., investment experience, business experience, profession, and education):
              _________________________________________________________________
              _________________________________________________________________
              _________________________________________________________________

         2. The following references are supplied for confirmation of business experience and/or professional expertise. (Specify in detail, giving dates and locations where such information is pertinent. Attach additional pages if necessary to fully answer any question.)

              _____________________________(Name)
              _____________________________(Name)

              _____________________________(Address)
              _____________________________(Address)

              _____________________________(Affiliation)
              _____________________________(Affiliation)

         3. I authorize you to contact the persons and/or entities named above. With the following exceptions, none is related to me by blood or marriage or is controlled by me: (State "No Exceptions" or set forth exceptions and give details.)
              _________________________________________________________________
              _________________________________________________________________
              _________________________________________________________________

         4. I will disclose whether I am an affiliate (as defined in Regulation D, Section 230.501(b) promulgated under the Act or Rule 260.102.12(i) promulgated under the California Act), director, officer, or other employee of any proposed issuer or of its officers or directors, a beneficial owner of 10 percent or more of the equity interest in any proposed issuer or of any class of equity securities of any proposed issuer, or a broker-dealer, salesman, agent, or representative who will be offering the securities. I will not be compensated by any issuer or any affiliate of any issuer, either directly or indirectly. I will disclose any affiliate relationship or material relationship between me and my affiliates and any future issuer or its affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years and no compensation has been received or will be received as a result of any such relationship, except as follows:
              (State "No Exceptions" or set forth exceptions and give details.)
              _________________________________________________________________
              _________________________________________________________________
              _________________________________________________________________

         5. As a regular part of my business, I recommend and make investment decisions and recommendations which are customarily relied upon by my clients who customarily compensate me for such advice, either specifically for such advice or by way of compensation for related professional services. I have rendered advice to the following individuals at the indicated times in the past five years (please insert the names of several individuals, with addresses and telephone numbers):
              _________________________________________________________________
              _________________________________________________________________
              _________________________________________________________________

         6. I agree to notify you promptly of any change in the foregoing information which may occur prior to the completion of the transaction.


Dated:_______________              Very truly yours,


                                   ------------------------------------
                                   Type or Print Name

                                   ------------------------------------
                                   Signature


                                   ------------------------------------
                                   Street Address


                                   ------------------------------------
                                   City, State and Zip Code


                                   ------------------------------------
                                   Phone Number



Note: Regulation D, Section 230.501(b) defines "affiliate" as follows: An "affiliate" of, or person "affiliated" with, a specified person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.


                  Rule 260.102.12(i) defines "affiliate" as follows: "Affiliate" of the issuer means a person controlling, controlled by or under common control with, the issuer. A person controls another person within the meaning of this subsection through the possession, direct or indirect, of the power to direct or cause the direction of the management policies or actions of such other person.


                  Rule 260.102.12(h) provides as follows: The relationships which will render a person not "unaffiliated" include (1) a present or intended relationship of employment, either as an employee, employer, independent contractor or principal, (2) any relationship within the definition of the term "affiliate" or as an officer or director of an affiliate, and (3) the beneficial ownership by the professional advisor of securities of the issuer or its affiliates or selling agent, except that the ownership of one percent or less of such securities shall not render a professional advisor not unaffiliated.

                                RxALTERNATIVE.COM

                            INSTRUCTIONS TO INVESTORS
                                       AND
                        SUBSCRIPTION AGREEMENT FOR SHARES

         This is a Subscription Agreement for RxAlternative.com (the "Company"). Please read carefully the Company's Confidential Business Plan dated October 15, 1999 (the "Plan"), before deciding to subscribe.

         THIS INVESTMENT IS SPECULATIVE. INVESTORS MUST BE ABLE TO AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. EACH PROSPECTIVE INVESTOR SHOULD EXAMINE THE SUITABILITY OF THIS TYPE OF INVESTMENT IN THE CONTEXT OF HIS/HER OWN NEEDS, INVESTMENT OBJECTIVES, AND FINANCIAL CAPABILITIES AND SHOULD MAKE HIS/HER OWN INDEPENDENT INVESTIGATION AND DECISION AS TO SUITABILITY AND AS TO THE RISK AND POTENTIAL GAIN INVOLVED. ALSO, EACH PROSPECTIVE INVESTOR IS ENCOURAGED TO CONSULT WITH HIS/HER ATTORNEY, ACCOUNTANT, FINANCIAL CONSULTANT OR OTHER BUSINESS OR TAX ADVISOR REGARDING THE RISKS AND MERITS OF THE PROPOSED INVESTMENT.

         This Offering is limited to investors who are "Accredited Investors" as defined by Rule 501 of Regulation D, promulgated under the Securities Act of 1933.

         If you meet these qualifications and desire to purchase Shares, then please complete, execute and deliver the Subscription Agreement along with your check, payable to "RxAlternative.com" in the amount of the purchase price for the Shares purchased. These documents should be mailed or delivered to:

                            RxAlternative.com
                            864 South Robertson Blvd., Suite 211
                            Los Angeles, CA 90035
                            Attn: Patricia Kampman, Vice President

         Upon receipt of the signed Subscription Agreement, verification of your investment qualifications, and acceptance of your subscription by the Company (which reserves the right to accept or reject a subscription for any reason whatsoever), the Company will notify you of receipt and acceptance of your subscription.

         IMPORTANT NOTE: THE PERSON OR ENTITY ACTUALLY MAKING THE DECISION TO INVEST IN SHARES SHOULD COMPLETE AND EXECUTE THE SUBSCRIPTION AGREEMENT. FOR EXAMPLE, RETIREMENT PLANS OFTEN HOLD CERTAIN INVESTMENTS IN TRUST FOR THEIR BENEFICIARIES, BUT THE BENEFICIARIES MAY MAINTAIN INVESTMENT CONTROL AND DISCRETION. IN SUCH A SITUATION, THE BENEFICIARY WITH INVESTMENT CONTROL MUST COMPLETE AND EXECUTE THE SUBSCRIPTION AGREEMENT (THIS ALSO APPLIES TO TRUSTS, CUSTODIAL ACCOUNTS AND SIMILAR ARRANGEMENTS).


                                RxALTERNATIVE.COM
                        SUBSCRIPTION AGREEMENT FOR SHARES

         This is the offer and agreement ("Subscription Agreement") of the undersigned to purchase ______ shares of common stock ("Shares") of RxAlternative.com (the "Company") at a price of $1.50 per Share, for a total purchase price of $_____ ("Subscription Price"). Simultaneously with the execution and delivery hereof, I am transmitting a check payable to the order of "RxAlternative.com" in the amount of $_____ representing the Subscription Price for the Shares I am purchasing.

         In order to induce the Company to accept this Subscription Agreement and as further consideration for such acceptance, I hereby make the following acknowledgments, representations and warranties with the full knowledge that the Company will expressly rely on the following acknowledgments, representations and warranties in making a decision to accept or reject this Subscription Agreement:

         1. I hereby adopt, confirm and agree to all of the covenants, representations and warranties set forth on the following pages.

         2.       My primary state of residence is: ___________________________.

         3.       My date of birth is: ____________________.

         4. I hereby warrant, represent and acknowledge that I am an "accredited investor" for purposes of Regulation D and Rule 230.501(a) promulgated under the Securities Act, in that I qualify under the following designated categories (check all applicable categories):

                  _____  a.      I am an institutional investor within the
                                 meaning of Rule 501(a)(1) of Regulation D of the Act, with total assets of $___________________.

                  _____  b.      I am a private business development company as
                                 defined in Section 202(a)(22) of the Investment
                                 Advisors Act of 1940.

                  _____  c.      I am a tax exempt organization described in
                                 Section 501(c)(3) of the Internal Revenue Code, with total assets of $___________________.

                  _____  d.      I am a natural person whose present net worth
                                 (or whose joint net worth together with my spouse) exceeds $1,000,000.

                  _____  e.      I am a natural person who had individual income
                                 in excess of $200,000 in each of the last two years and I reasonably expect to have individual income in excess of $200,000 in the current year.

                  _____ f. I am a natural person who (together with my spouse) had joint income in excess of $300,000 in each of the last two years, and we reasonably expect to have joint income in excess of $300,000 in the current year.

                  _____ g. I am a corporation, partnership, Massachusetts or similar business trust with total assets of $5,000,000 whose purchase of the securities is directed by a sophisticated person as described in Rule 506(b)(c)(ii) of Regulation D.


                  _____ h. I am an entity, all of whose equity owners are accredited investors under paragraphs a-g above.

         5. Under penalty of perjury, I certify (a) that the number shown on this form is my correct taxpayer identification number; and
                  (b) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (Please strike out the language certifying that you are not subject to backup withholding due to notified payee under-reporting if you have been notified that you are subject to backup withholding due to notified payee under-reporting, and you have not received a notice from the Internal Revenue Service advising you that backup withholding has terminated.)

         6. I certify that I or my purchaser representative has sufficient knowledge and experience in financial and business matters so that I am or he/she is on my behalf capable of evaluating the merits and risks of investment in the Company and can be reasonably assumed to have the capacity to protect my interests in connection with the transaction. (Attention should be directed to your experience as an investor in securities, particularly investments in securities for which no market exists. If you do not have sufficient knowledge and experience in financial and business matters such that you are capable of evaluating the merits and risks of investment in private securities, you must consult with one or more purchaser representatives who do possess such knowledge and experience.) The following is a description of my experience in financial and business matters:

         7. In evaluating the merits and risks of this investment, do you intend to rely upon the advice of any purchaser
                  representative? Yes   No   Any other person? Yes   No

                  If Yes, then complete the following:

                  (i)      Name:

                           Address:


                  (ii)     Occupation:


                  (iii) Please describe the occasions in the last five (5) years when you have relied upon such person's advice:


                  (iv) Have you customarily compensated such person for his/her advice, either specifically or by way of related professional services?
Yes       No

         Your selected purchaser representative, if you have one, should complete and sign the Purchaser Representative Questionnaire.

         8.       I (we) wish to own my (our) Shares as follows (check one):

                  _____  a.      Separate or individual property. (In community
                                 property states, if the purchaser is married, his/her spouse must submit written consent if community funds will be used to purchase the Shares.)

                  _____  b.      Husband and wife as community property.
                                 (Community property states only. Husband and Wife should both sign all required documents unless advised by their attorney that one signature is sufficient.)

                  _____  c.      Joint Tenants with right of survivorship. (Both
                                 parties must sign all required documents unless advised by their attorneys that one signature is sufficient.)

                  _____  d.      Tenants in common. (Both parties must sign all
                                 required documents.)

                  _____  e.      Trust. (Include name of trust, name of trustee
                                 and date trust was formed.)

                  _____  f.      Company. (Include evidence of partnership
                                 authority for person who executes required documents.)

                  _____  g.      Other (indicate):

         Subscriber's Signature:   X                                    Date:
                                   -----------------------------------

         Subscriber's Signature:   X                                    Date:
                                   -----------------------------------

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         1. I understand that in the event this Subscription Agreement is not accepted, then the funds transmitted herewith shall be returned to me and this Subscription Agreement shall be terminated and of no further effect.

         2. I recognize that an investment in the Shares is speculative and involves substantial risk, and I am fully cognizant of and understand all of the risk factors related to the purchase of the Shares.

         3. My overall commitment to investments that are not readily marketable is not disproportionate to my individual net worth, and my investment in the Shares will not cause such overall commitment to become excessive. I have adequate means of providing for my financial requirements, both current and anticipated, and have no need for liquidity in this investment. I can bear and am willing to accept the economic risk of losing my entire investment in the Shares.

         4. I acknowledge that the sale of the Shares has not been accompanied by the publication of any advertisement or by any general solicitation.

         5. All information that I have provided to the Company herein concerning my suitability to invest in the Shares is complete, accurate and correct as of the date of my signature on the last page of this Subscription Agreement. I hereby agree to notify the Company immediately of any material change in any such information occurring prior to the acceptance of this Subscription Agreement, including any information about changes concerning my net worth and financial position.

         6. I have had the opportunity to ask questions of, and receive answers from, the Company and the officers, directors and employees of the Company concerning the Company, the creation or operation of the Company or terms and conditions of the offering of the Shares, and to obtain any additional information deemed necessary. I have been provided with all materials and information requested by either me or others representing me, including any information requested to verify any information furnished to me.

         7. I am purchasing the Shares for my own account and for investment purposes only and have no present intention, agreement or arrangement for the distribution, transfer, assignment, resale or subdivision of the Shares. I understand that, due to the restrictions referred to in Paragraph 8 below, and the lack of any market existing or to exist for the Shares, my investment in the Company will be highly illiquid and may have to be held indefinitely.

         8. I understand that legends will be placed on any certificates evidencing the Shares with respect to restrictions on distribution, transfer, resale, assignment or subdivision of the Shares imposed by applicable federal and state securities laws. I am fully aware that the Shares subscribed for hereunder have not been registered with the Securities and Exchange Commission and are being offered and sold in reliance on the exemption specified in Regulation D, which reliance is based in part upon my representations set forth herein. I understand that the Shares subscribed for herein have not been registered under applicable state securities laws and are being offered and sold pursuant to the exemptions specified in said laws, and unless they are registered, they may not be re-offered for sale or resold except in a transaction or as a security exempt under those laws. I further understand that the specific approval of such resales by the state securities administrator may be required in some states.

     9. FOR PENNSYLVANIA RESIDENTS ONLY. The undersigned, if a Pennsylvania Resident, agrees not to sell the securities purchased hereby for at least twelve (12) months from the date of purchase, except in accordance with applicable Pennsylvania laws and regulations.


     10. This Agreement shall be construed in accordance with and governed by the laws of the State of California, except as to the type of registration of ownership of Shares, which shall be construed in accordance with the state of principal residence of the subscribing investor.


         11. NOTICE TO RESIDENTS OF ALL STATES: THE SHARES AND SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         12. I hereby covenant and agree that any dispute, controversy or other claim arising under, out of or relating to this Subscription Agreement or any of the transactions contemplated hereby, or any amendment thereof, or the breach or interpretation hereof or thereof, shall be determined and settled in binding arbitration in Los Angeles County, California, in accordance with Title 9 of the California Civil Code and the Code of Civil Procedure, including specifically California Code of Civil Procedure Sections 1283.05 and 1283.1, and with the rules and procedures of the American Arbitration Association. The prevailing party shall be entitled to an award of its reasonable costs and expenses including but not limited to attorney's fees, in addition to any other available remedies. Any award rendered therein shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court of competent jurisdiction.

         13. I HEREBY AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE COMPANY AND ALL OF ITS SHAREHOLDERS, OFFICERS, DIRECTORS, AFFILIATES AND ADVISORS FROM ANY AND ALL DAMAGES, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) THAT THEY MAY INCUR BY REASON OF MY FAILURE TO FULFILL ALL OF THE TERMS AND CONDITIONS OF THIS SUBSCRIPTION AGREEMENT OR BY REASON OF THE UNTRUTH OR INACCURACY OF ANY OF THE REPRESENTATIONS, WARRANTIES OR AGREEMENTS CONTAINED HEREIN OR IN ANY OTHER DOCUMENTS I HAVE FURNISHED TO ANY OF THE FOREGOING IN CONNECTION WITH THIS TRANSACTION. THIS INDEMNIFICATION INCLUDES, BUT IS NOT LIMITED TO, ANY DAMAGES, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY THE COMPANY OR ANY OF ITS SHAREHOLDERS, OFFICERS, DIRECTORS, AFFILIATES OR ADVISORS DEFENDING AGAINST ANY ALLEGED VIOLATION OF FEDERAL OR STATE SECURITIES LAWS WHICH IS BASED UPON OR RELATED TO ANY UNTRUTH OR INACCURACY OF ANY

OF THE REPRESENTATIONS, WARRANTIES OR AGREEMENTS CONTAINED HEREIN OR IN ANY OTHER DOCUMENTS I HAVE FURNISHED TO ANY OF THE FOREGOING IN CONNECTION WITH THIS TRANSACTION.

         14. MISCELLANEOUS: (a) I may not transfer or assign this Subscription Agreement, or any interest herein, and any purported transfer shall be void;
(b) I hereby acknowledge and agree that I am not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement will be binding on my heirs, successors and personal representatives; provided, however, that if the Company rejects this Subscription Agreement, this Subscription Agreement shall be automatically canceled, terminated and revoked; (c) this Subscription Agreement, together with all attachments and exhibits thereto, constitutes the entire Agreement among the parties hereto with respect to the sale of the Shares and may be amended, modified or terminated only by a writing executed by all parties (except as provided herein with respect to rejection of this Subscription Agreement by the Company); (d) within five (5) days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as may be reasonably necessary to comply with any and all laws and regulations to which the Company is subject; and (e) the representations and warranties of the undersigned set forth herein shall survive the sale of the Shares pursuant to this Subscription Agreement.

(SPECIAL INSTRUCTIONS: IN ALL CASES, THE PERSON/ENTITY MAKING THE INVESTMENT DECISION TO PURCHASE THE SHARES MUST COMPLETE AND SIGN THE SUBSCRIPTION AGREEMENT. FOR EXAMPLE, IF THE FORM OF OWNERSHIP DESIGNATED ABOVE IS A RETIREMENT PLAN FOR WHICH INVESTMENTS ARE DIRECTED OR MADE BY A THIRD PARTY TRUSTEE, THEN THAT THIRD PARTY TRUSTEE MUST COMPLETE THIS SUBSCRIPTION AGREEMENT RATHER THAN THE BENEFICIARIES UNDER THE RETIREMENT PLAN. INVESTORS MUST LIST THEIR PRINCIPAL PLACE OF RESIDENCE RATHER THAN THEIR OFFICE OR OTHER ADDRESS ON THE SIGNATURE PAGE SO THAT THE COMPANY CAN CONFIRM COMPLIANCE WITH APPROPRIATE SECURITIES LAWS. IF YOU WISH CORRESPONDENCE SENT TO SOME ADDRESS OTHER THAN YOUR PRINCIPAL RESIDENCE, PLEASE PROVIDE A MAILING ADDRESS IN THE BLANK PROVIDED BELOW.)

         IN WITNESS WHEREOF, I (we) have executed this Subscription Agreement this ____ day of ________________, 2000.


A. REGISTRATION    Please print the exact name (registration) investor desires on account:
INFORMATION        _____________________________________________________________________________


                   Mailing address: ____________________________________________________________
                   _____________________________________________________________________________

B. DISTRIBUTIONS   Please indicate to whom distributions should be sent, if not to the address set forth above.

                   Name: _______________________________________________________________________
                   Address: ____________________________________________________________________
                   Account Number: _____________________________________________________________



C. INVESTOR        Please send all investor correspondence to the following:
INFORMATION

                   Name: _______________________________________________________________________
                   Address: ____________________________________________________________________


Investor           Phone: (___)_______________________
Business:          Home:  (___)_______________________

Primary State of
Residence: ___________________________________________________________________________
Social Security or
Federal Tax ID
Number: ______________________________________________________________________________


D. SIGNATURES











E. SUBMIT
SUBSCRIPTION


Accepted as to
Subscription:

Date: _____________

THE UNDERSIGNED HAS THE AUTHORITY TO ENTER INTO THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE PERSON(S) OR ENTITY REGISTERED IN SECTION A. ABOVE.

Executed this ____ day of _________, 2000, at ________________________________.

X
-------------------------------------------------------------------------------
                    Signature (Investor, or authorized signatory)

X
-------------------------------------------------------------------------------
                    Signature (Investor, or authorized signatory)

Make check payable to "RxAlternative.com" and mail check and form to:
RxAlternative.com, 864 South Robertson Blvd., Suite 211, Los Angeles, CA 90035
Attn: Patricia Kampman, Vice President

RxAlternative.com, Inc.

----------------------------------------------
By:
   -------------------------------------------